UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2010

ACORN ENERGY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

4 West Rockland Road, Montchanin, Delaware	19710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 656-1707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 30, 2010, our Coreworx subsidiary completed the acquisition of all of the issued and outstanding common shares of Decision Dynamics Technology Ltd., a Canadian corporation (“Decision Dynamics”), in consideration for issuance of 1,000,000 shares of our common stock to the shareholders of Decision Dynamics in accordance with terms of a previously announced agreement that we entered into on March 2, 2010 with Coreworx and Decision Dynamics.  Decision Dynamics is a leading provider of capital project controls and cost management software for normal operations and capital projects in the energy industry and, until completion of the acquisition by Coreworx, had been a TSX Venture Exchange-traded company.

The acquisition was structured as a plan of arrangement under the Canada Business Corporations Act and was subject to approval by the holders of at least two-thirds of the outstanding common shares and options of Decision Dynamics, each voting as a separate class, which was obtained at a meeting held on April 27, 2010, and the approval of the Court of Queen's Bench of Alberta, which was obtained on April 29, 2010.

Of our shares issued in connection with completion of the acquisition, approximately 340,000 were escrowed at closing, with one-half to be released 90 days after the date of closing and the balance to be released 180 days after the date of closing.  Subject to such escrow, the shares issued to the Decision Dynamics shareholders are freely tradable under US federal securities laws.

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure.

On May 3, 2010, we issued a press release announcing the completion of the acquisition of Decision Dynamics.  The press release is filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days of the date on which this Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days of the date on which this report is required to be filed.

(d)         Exhibits
2.1	Arrangement Agreement among Acorn Energy, Inc., Coreworx Inc. and Decision Dynamics Technology Ltd. dated March 2, 2010.
99.1	Press Release dated May 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of May, 2010.

ACORN ENERGY, INC.

By:	/s/ Joe B. Cogdell, Jr.
Name:	Joe B. Cogdell, Jr.
Title:	Vice President, Secretary and General Counsel